Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma combined condensed consolidated financial information has been prepared using the acquisition method of accounting under the provisions of the Financial Accounting Standards Board Accounting Standards Codification 805, “Business Combinations”, giving effect to the merger of FNCB Bancorp, Inc. (“FNCB”) with and into Peoples Financial Services Corp. (“Peoples”), with Peoples as the surviving corporation. Under this method, FNCB assets and liabilities as of the date of the acquisition will be recorded at their respective fair values and added to those of Peoples. Any difference between the purchase price for FNCB and the fair value of the identifiable net assets acquired (including core deposit intangibles) will be recorded as goodwill. The goodwill resulting from the acquisition will not be amortized to expense, but instead will be reviewed for impairment at least annually. Any core deposit intangible and other intangible assets with estimated useful lives to be recorded by Peoples in connection with the acquisition will be amortized to expense over such intangible asset’s estimated useful life. The financial statements of Peoples issued after the acquisition will reflect the results attributable to the acquired operations of FNCB beginning on the date of completion of the acquisition. The merger was consummated on July 1, 2024.

The unaudited pro forma condensed combined financial information and accompanying notes are based on and should be read in conjunction with the historical consolidated financial statements of Peoples included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as filed with the SEC on May 8, 2024, and the historical consolidated financial statements of FNCB included in FNCB’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, which is included as Exhibit 99.2 to this Current Report on Form 8-K.

The unaudited pro forma condensed combined financial information is provided for illustrative information purposes only. The unaudited pro forma condensed combined financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma combined condensed financial statements have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Information, which requires the depiction of the accounting for the transaction, which we refer to as transaction accounting adjustments. Regulation S-X also allows for management adjustments that could include presentation of the reasonably estimable cost savings and revenue enhancements and other transaction effects that have occurred or are reasonably expected to occur. Peoples has elected to present certain management adjustments which include a $241.5 million balance sheet restructuring by selling $241.5 million of investment securities available for sale and paying down $106.8 million of FHLB short term borrowings with the remaining cash balance being invested in federal funds sold. Please note the unaudited pro forma condensed combined financial information does not include management adjustments for any potential effects of changes in market conditions, revenue enhancements or expense efficiencies, among other factors.

The following unaudited pro forma combined consolidated balance sheet as of March 31, 2024, combines the unaudited consolidated balance sheet of Peoples as of March 31, 2024, with the unaudited statement of financial condition of FNCB as of March 31, 2024, giving effect to the transaction as if it had been consummated March 31, 2024. The unaudited pro forma condensed combined statements of income for the three months ended March 31, 2024, combines the unaudited consolidated statements of income of Peoples for the three months ended March 31, 2024 with the unaudited consolidated statement of operations of FNCB for the three months ended March 31, 2024, giving effect to the transaction as if it had been consummated on January 1, 2024. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023, combines the audited consolidated statements of income of Peoples for the year ended December 31, 2023, with the audited consolidated statements of income of FNCB for the year ended December 31, 2023 (included as Exhibit 99.1 to this Current Report on Form 8-K), giving effect to the transaction as if it had been consummated on January 1, 2023. Certain reclassification adjustments have been made to FNCB’s financial statements to conform to Peoples’ financial statement presentation.

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The unaudited pro forma condensed consolidated financial statements were prepared with Peoples as the accounting acquirer and FNCB as the accounting acquiree under the acquisition method of accounting. Accordingly, the consideration paid by Peoples to complete the acquisition of FNCB will be allocated to FNCB’s assets and liabilities based upon their estimated fair values as of the date of completion of the acquisition. The allocation is dependent upon certain valuations and other studies that have not been finalized at this time; however, preliminary significant valuations based on the fair value of the acquired assets and liabilities have been estimated and included in the unaudited condensed pro forma financial statements.

The fair value adjustments made to the acquired assets and liabilities are considered preliminary at this time and are subject to change as Peoples finalizes its fair value determinations. Increases or decreases in the estimated fair values of the net assets as compared with the information shown in the unaudited pro forma combined condensed consolidated financial information may change the amount of the purchase price allocated to goodwill and other assets and liabilities and may impact Peoples’ consolidated statements of income due to adjustments in yield and/or amortization of the adjusted assets or liabilities. Any changes to FNCB shareholders’ equity, including results of operations from March 31, 2024, through the closing date will also change the purchase price allocation, which may include the recording of a lower or higher amount of goodwill. The final adjustments may be materially different from the transaction accounting adjustments presented herein. The total estimated purchase price for the purpose of this pro forma financial information is $133.7 million utilizing FNCB common shares settled on the closing date as of July 1, 2024, and Peoples’ closing common stock price of $45.54 as of June 28, 2024, for fair value of purchase price consideration which was closing price on the last trading date prior to the merger closing date on July 1, 2024.

The pro forma statements of income and per share data information do not include anticipated cost savings or revenue enhancements, nor does it include one-time merger-related expenses which will be expensed against income. FNCB and Peoples are currently in the process of assessing the two companies’ personnel, benefits plans, premises, equipment, computer systems and service contracts to determine where the companies may take advantage of redundancies or where it will be beneficial or necessary to convert to one system. Certain decisions arising from these assessments may involve canceling contracts between either FNCB or Peoples and certain service providers. There is no assurance that the anticipated cost savings will be realized on the anticipated time schedule or at all.

The pro forma combined basic and diluted earnings per share of Peoples common stock is based on the pro forma combined net income per common share for FNCB and Peoples divided by the pro forma basic or diluted common shares of the combined entities for the periods presented on such statements of income. The pro forma information includes adjustments related to the fair value of assets and liabilities of FNCB and is subject to adjustment as additional information becomes available and as final merger date analyses are performed. The pro forma combined balance sheet and book value per share data includes the impact of merger related expenses on the balance sheet with FNCB’s after-tax charges currently estimated at $1.9 million, illustrated as an adjustment to accrued other liabilities, and Peoples’ after-tax estimated charges of $10.7 million, illustrated as an adjustment to retained earnings and to accrued other liabilities. The pro forma combined book value per share of Peoples common stock is based on the pro forma combined common stockholders’ equity of FNCB and Peoples divided by total pro forma common shares of the combined entities.

The unaudited pro forma data are qualified by the statements set forth under this caption and should not be considered indicative of the market value of Peoples common stock or the actual or future results of operations of Peoples for any period. Actual results may be materially different than the pro forma information presented.

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Unaudited Combined Pro Forma Balance Sheets as of March 31, 2024

($ in Thousands, Except Per Share Data)

	Peoples	FNCB	Transaction Accounting Adjustments		Peoples Pro Forma Combined before Management Adjustments	Management Adjustments		Peoples Pro Forma Combined after Management Adjustments
Assets:
Cash and cash equivalents
Cash and due from banks	$32,009	$18,323	$(32	)(1)	$50,300	$-		$50,300
Interest-bearing deposits in other banks	8,259	52,266	-		60,525	-		60,525
Federal funds sold	69,700	-	-		69,700	21,942	(14)	91,642
Total cash and cash equivalents	109,968	70,589	(32)		180,525	21,942		202,467

Investment securities:
Available-for-sale	394,413	442,120	(4,367	)(3)	832,166	(241,488	)(14)	590,678
Equity investments carried at fair value	91	4,373	-		4,464	-		4,464
Held-to-maturity	83,306	-	-		83,306	-		83,306
Total investment securities	477,810	446,493	(4,367)		919,936	(241,488)		678,448

Loans	2,858,712	1,250,225	(70,036	)(4)	4,038,901	-		4,038,901
Less: allowance for credit losses	22,597	12,455	3,312	(5)	38,364	-		38,364
Net loans	2,836,115	1,237,770	(73,348)		4,000,537	-		4,000,537
Goodwill	63,370	-	15,100	(1)	78,470	-		78,470
Premises and equipment, net	59,097	14,256	593	(6)	73,946	-		73,946
Bank owned life insurance	49,673	36,667	-		86,340	-		86,340
Deferred tax assets	14,241	14,250	10,465	(7)	38,956	-		38,956
Accrued interest receivable	13,565	7,590	-		21,155	-		21,155
Intangible assets, net	-	-	37,617	(8)	37,617			37,617
Other assets	45,299	38,367	(1,599	)(9)	82,067	-		82,067
Total assets	$3,669,138	$1,865,982	$(15,571)		$5,519,549	$(219,546)		$5,300,003

Liabilities:
Deposits:
Noninterest-bearing	$623,408	$286,286	$-		$909,694	$-		$909,694
Interest-bearing	2,580,530	1,195,008	(2,405	)(10)	3,773,133	-		3,773,133
Total deposits	3,203,938	1,481,294	(2,405)		4,682,827	-		4,682,827

Borrowings	45,260	219,546	(851	)(11)	263,955	(219,546	)(14)	44,409
Trust preferred	-	10,310	(2,318	)(12)	7,992	-		7,992
Subordinated debt	33,000	-	-		33,000	-		33,000
Accrued interest payable	5,327	1,284	-		6,611	-		6,611
Other liabilities	41,621	15,803	15,802	(13)	73,226	-		73,226
Total liabilities	3,329,146	1,728,237	10,228		5,067,611	(219,546)		4,848,065

Stockholders’ equity:
Common stock	14,122	24,743	(18,872	)(1)(2)	19,993	-		19,993
Capital surplus	122,162	78,412	49,398	(1)(2)	249,972	-		249,972
Retained earnings	249,123	73,522	(95,257	)(2)(5)(13)	227,388	-		227,388
Accumulated other comprehensive loss	(45,415)	(38,932)	38,932	(2)	(45,415)	-		(45,415)
Total stockholders’ equity	339,992	137,745	(25,799)		451,938	-		451,938
Total liabilities and stockholders’ equity	$3,669,138	$1,865,982	$(15,571)		$5,519,549	$(219,546)		$5,300,003

Per share data
Shares Outstanding	7,057,258	19,795,151	(16,859,695	)(1)	9,992,714	-		9,992,714
Book Value Per Share	$48.18	$6.96			$45.23			$45.23

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Unaudited Pro Forma Combined Statements of Income for three months ended March 31, 2024

($ in Thousands, Except Per Share Data)

	Peoples	FNCB	Transaction Accounting Adjustments		Peoples Pro Forma Combined before Management Adjustments	Management Adjustments		Peoples Pro Forma Combined After Management Adjustments
Interest income:
Interest and fees on loans:	$35,459	$18,320	$4,603	(4)	$58,382	$-		$58,382
Interest and dividends on investment securities:	2,291	4,387	2,851	(3)	9,529	(3,027	)(14)	6,502
Interest on interest-bearing deposits in other banks	120	178	-		298	-		298
Interest on federal funds sold	1,127	-	-		1,127	1,818	(14)	2,945
Total interest income	38,997	22,885	7,454		69,336	(1,209)		68,127

Interest expense:
Interest on deposits	18,704	7,543	834	(10)	27,081	-		27,081
Interest on borrowings	532	1,923	109	(11)	2,564	(1,515	)(14)	1,049
Interest on subordinated debt	443	190	23	(12)	656	-		656
Total interest expense	19,679	9,656	966		30,301	(1,515)		28,786
Net interest income	19,318	13,229	6,488		39,035	306		39,341
Provision for credit losses	708	1,486	-		2,194	-		2,194
Net interest income after provision for credit losses	18,610	11,743	6,488		36,841	306		37,147

Noninterest income:
Service charges, fees, commissions and other	2,036	1,070	-		3,106	-		3,106
Merchant services income	115	129	-		244	-		244
Commission and fees on fiduciary activities	551	-	-		551	-		551
Wealth management income	361	304	-		665	-		665
Mortgage banking income	92	-	-		92	-		92
Increase in cash surrender value of life insurance	279	226	-		505	-		505
Interest rate swap (loss) gain	(24)	-	-		(24)	-		(24)
Net losses on equity investment securities	(8)	(413)	-		(421)	-		(421)
Net gains on sale of investment securities available for sale	-	-	-		-	-		-
Other income	-	312	-		312	-		312
Total noninterest income	3,402	1,628	-		4,718	-		5,030

Noninterest expense:
Salaries and employee benefits expense	8,839	5,193	-		14,032	-		14,032
Net occupancy and equipment expense	4,725	813	6	(6)	5,544	-		5,544
Acquisition related expenses	486	284	(770	)(13)	-	-		-
Amortization of intangible assets	-	-	1,710	(8)	1,710	-		1,710
Net gains on sale of other real estate owned	-	-	-		-	-		-
Professional fees and outside services	688	317	-		1,005	-		1,005
FDIC insurance and assessments	594	302	-		896	-		896
Donations	409	253	-		662	-		662
Other expenses	2,327	2,025	-		4,352	-		4,352
Total noninterest expense	18,068	9,187	946		28,201	-		28,201
Income before income taxes	3,944	4,184	5,542		13,358	306		13,976
Provision for income tax expense	478	652	1,842	(7)(13)	2,972	64	(14)	3,036
Net income	$3,466	$3,532	$3,700		$10,386	$242		$10,940

Per share data
Basic earnings per common share	$0.49	$0.18	$-		$1.04	$-		$1.10
Diluted earnings per common share	$0.49	$0.18	$-		$1.03	$-		$1.09
Basic weighted average common shares outstanding	7,052,912	19,793,235	(16,857,779	)(1)	9,988,368	-		9,988,368
Diluted weighted average common shares outstanding	7,102,112	19,795,213	(16,859,757	)(1)	10,037,568	-		10,037,568

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Unaudited Pro Forma Combined Statements of Income for twelve months ended December 31, 2023

($ in Thousands, Except Per Share Data)

	Peoples	FNCB	Transaction Accounting Adjustments		Peoples Pro Forma Combined before Management Adjustments	Management Adjustments		Peoples Pro Forma Combined
Interest income:
Interest and fees on loans:	$134,641	$65,364	$16,917	(4)	$216,922	$-		$216,922
Interest and dividends on investment securities:	9,498	15,649	11,402	(3)	36,549	(12,107	)(14)	24,442
Interest on interest-bearing deposits in other banks	335	1,011	-		1,346	-		1,346
Interest on federal funds sold	5,377	-	-		5,377	7,273	(14)	12,650
Total interest income	149,851	82,024	28,319		260,194	(4,834)		255,360

Interest expense:
Interest on deposits	58,561	24,461	1,856	(10)	84,878	-		84,878
Interest on borrowings	2,762	8,942	409	(11)	12,113	(6,060	)(14)	6,053
Interest on subordinated debt	1,774	724	96	(12)	2,594	-		2,594
Total interest expense	63,097	34,127	2,361		99,585	(6,060)		93,525
Net interest income	86,754	47,897	25,958		160,609	1,226		161,835
Provision for credit losses	566	1,880	-		2,446	-		2,446
Net interest income after provision for credit losses	86,188	46,017	25,958		158,163	1,226		159,389

Noninterest income:
Service charges, fees, commissions and other	7,728	4,537	-		12,265	-		12,265
Merchant services income	693	592	-		1,285	-		1,285
Commission and fees on fiduciary activities	2,219	-	-		2,219	-		2,219
Wealth management income	1,576	944	-		2,520	-		2,520
Mortgage banking income	390	6	-		396	-		396
Increase in cash surrender value of life insurance	1,067	752	-		1,819	-		1,819
Interest rate swap (loss) gain	390	237	-		627	-		627
Net losses on equity investment securities	(11)	(1,601)	-		(1,612)	-		(1,612)
Net gains on sale of investment securities available for sale	81	252	-		333	-		333
Other income	-	926	-		926	-		926
Total noninterest income	14,133	6,645	-		19,852	-		20,778

Noninterest expense:
Salaries and employee benefits expense	35,285	20,234	-		55,519	-		55,519
Net occupancy and equipment expense	17,146	3,119	23	(6)	20,288	-		20,288
Acquisition related expenses	1,816	1,480	(3,296	)(13)	-	-		-
Amortization of intangible assets	105	-	6,839	(8)	6,944	-		6,944
Net gains on sale of other real estate owned	(18)	-	-		(18)			(18)
Professional fees and outside services	2,810	1,093	-		3,903	-		3,903
FDIC insurance and assessments	2,131	1,115	-		3,246	-		3,246
Donations	1,619	575	-		2,194	-		2,194
Other expenses	6,926	9,306	-		16,232	-		16,232
Total noninterest expense	67,820	36,922	3,566		108,308	-		108,308
Income before income taxes	32,501	15,740	22,392		69,707	1,226		71,859
Provision for income tax expense	5,121	2,757	4,599	(7)(13)	12,477	257	(14)	12,734
Net income	$27,380	$12,983	$17,793		$57,230	$969		$59,125

Per share data
Basic earnings per common share	$3.85	$0.66	$-		$5.70	$-		$5.89
Diluted earnings per common share	$3.83	$0.66	$-		$5.67	$-		$5.86
Basic weighted average common shares outstanding	7,107,908	19,740,493	(16,805,037	)(1)	10,043,364	-		10,043,364
Diluted weighted average common shares outstanding	7,151,471	19,742,618	(16,807,162	)(1)	10,086,927	-		10,086,927

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Unaudited Pro Forma Per Share Data

For The Three Months Ended March 31, 2024

($ in Thousands, Except Per Share Data)

	Peoples	FNCB	Pro Forma Combined	Pro Forma Equivalent FNCB Share (A)
For The Three Months Ended March 31, 2024:
Earnings per share:
Net income per share (Basic)	$0.49	$0.18	$1.10	$0.16
Net income per share (Diluted)	$0.49	$0.18	$1.09	$0.16

Book Value per common share as of March 31, 2024	$48.18	$6.96	$45.23	$6.60

Unaudited Pro Forma Per Share Data

For The Twelve Months Ended December 31, 2023

($ in Thousands, Except Per Share Data)

	Peoples	FNCB	Pro Forma Combined	Pro Forma Equivalent FNCB Share (A)
For The Twelve Months Ended December 31, 2023:
Earnings per share
Net income per share (Basic)	$3.85	$0.66	$5.89	$0.86
Net income per share (Diluted)	$3.83	$0.66	$5.86	$0.86

Book Value per common share as of December 31, 2023	$44.06	$6.80	$42.02	$6.14

(A)	The pro forma equivalent FNCB per share amount is calculated by multiplying the pro forma combined per share amount by the exchange ratio of 0.146 in accordance with the merger agreement.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

TRANSACTION ACCOUNTING ADJUSTMENTS:

(1)	On July 1, 2024, the merger closing date, each share of common stock of FNCB was converted into 0.1460 shares of Peoples common stock, subject to the payment of cash in lieu of fractional shares of Peoples common stock. The parties intend for the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The total estimated purchase price for the purpose of this pro forma financial information is $133.7 million utilizing FNCB common shares settled on the closing date as of July 1, 2024, and Peoples’ closing common stock price of $45.54 as of June 28, 2024, for fair value of purchase price consideration which was the closing price on the last trading date prior to the merger closing date of July 1, 2024. The adjustment for shares outstanding, basic and diluted weighted average common shares outstanding is an amount to adjust the shares to equal the new shares issued for the transaction

The following is a summary of the fair value of assets acquired and liabilities assumed resulting in goodwill. Goodwill is created when the purchase price consideration exceeds the fair value of the net assets acquired. For purposes of this analysis as of March 31, 2024, goodwill of $15.1 million results from the transaction; however, the final purchase accounting analysis will be performed as of the merger date and amounts therein are subject to change based on operations subsequent to March 31, 2024, as additional information becomes available and as additional analyses are performed.

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(dollars in thousands, except per share data)

Purchase price
Common shares of FNCB settled as of June 30, 2024	20,110,771
Exchange ratio	0.1460
Peoples shares to be issued	$2,935,456
Price per share of Peoples common stock (closing stock price as of June 28, 2024).	$45.54
Purchase price consideration for common stock	$133,681
Cash in lieu of fractional shares	$32
Purchase price consideration for common stock	$133,713

	FNCB Book Value 3/31/2024	Fair Value Adjustments		FNCB Fair Value 3/31/2024
Total purchase price consideration				$133,713

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$70,589	$-		$70,589
Federal funds sold	-	-		-
Securities, available for sale	442,120	(4,367	)(3)	437,753
Equity securities	4,373	-		4,373
Loans gross	1,250,225	(70,036	)(4)	1,180,189
Allowance credit losses	(12,455)	10,644	(5)	(1,811)
Loans, net of allowance	1,237,770	(59,392)		1,178,378
Restricted stock	-	-		-
Premises and equipment	14,256	593	(6)	14,849
Accrued interest receivable	7,590	-		7,590
Other identifiable intangible assets	-	37,617	(8)	37,617
Deferred tax asset	14,250	4,927	(7)	19,177
Other assets	75,034	(1,599	)(9)	73,435
Total identifiable assets acquired	1,865,982	(22,221)		1,843,761

Deposits	1,481,294	(2,405	)(10)	1,478,889
Borrowings	219,546	(851	)(11)	218,695
Trust Preferred	10,310	(2,318	)(12)	7,992
Accrued interest payable	1,284	-		1,284
Other liabilities	15,803	2,485	(13)	18,288
Total liabilities assumed	1,728,237	(3,089)		1,725,148
Total identifiable net assets	$137,745	$(19,132)		118,613
Goodwill				$15,100

(2)	Balance sheet adjustments reflect the reversal of FNCB’s historical equity accounts to capital surplus and to record the purchase price consideration for common stock. The following tables summarize the transaction accounting adjustments for the equity accounts.

		Balance Sheet
		3/31/2024
Transaction accounting adjustment for common stock
Reversal of FNCB's common stock		$(24,743)

Number of Peoples shares issued	2,935,456
Par value of Peoples common stock	$2.00
Par value of Peoples shares issued for merger		5,871
Total transaction accounting adjustment for common stock		$(18,872)

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		Balance Sheet
		3/31/2024
Transaction accounting adjustment for capital surplus
Reversal of FNCB common stock to capital surplus		$24,743
Reversal of FNCB retained earnings to capital surplus		73,522
Reversal of FNCB accumulated other comprehensive loss to capital surplus		(38,932)
Reversal of FNCB treasury stock to capital surplus		-
Net change in noncontroling interest in consolidated subsidiaries		-
Shares of FNCB	20,110,771
Exchange ratio	0.146
Number of Peoples Shares issued	2,935,456
Value assigned to Peoples common shares	$45.54
Purchase price consideration for common stock	133,681
Less: par value of Peoples common stock	5,871
capital surplus adjustment for Peoples shares issued	127,810
Less: FNCB Equity	(137,745)
Net adjustment to capital surplus for stock consideration		(9,935)
Total transaction accounting adjustment for capital surplus		$49,398

Balance Sheet
3/31/2024
Transaction accounting adjustment for retained earnings
Reversal of FNCB retained earnings	$(73,522)
Peoples merger costs	(10,710)
Provision for loan losses for Non-PCD loans	(11,025)
Total transaction accounting adjustment for retained earnings	$(95,257)

Balance Sheet
3/31/2024
Transaction accounting adjustment for accumulated other comprehensive loss
Reversal of FNCB accumulated other comprehensive loss	$38,932
Total transaction accounting adjustment for accumulated other comprehensive loss	$38,932

(3)	Balance sheet and income statement adjustment to reflect the negative fair value adjustment for securities available for sale of $4.4 million. Adjustment to statements of income includes prospective reclassification of existing available-for-sale securities fair value adjustment of $53.5 million to an amortizing discount which will be amortized into income based on the expected life of securities.

	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Securities available for sale	$(4,367)	$2,851	$11,402
Total investment securities	$(4,367)	$2,851	$11,402

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(4)	Balance sheet adjustment to reflect the fair value discount for acquired purchased credit deteriorated (“PCD”) loans and non-PCD loans of $70.0 million of which $70.7 million is assigned to loans and $1.8 million is assigned to the allowance for credit losses (recorded to allowance for credit losses in footnote 5). The accruing loan fair value adjustments will be substantially recognized over the expected life of the loans. Additional balance sheet adjustment reverses existing deferred fees, loan discounts and premiums of $1.2 million and the reversal of mortgage loan hedge fair value adjustment of $52 thousand.

	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Fair value adjustments on loans acquired
Non-PCD loans interest rate fair value	$(47,659)	$2,969	$11,043
Non-PCD loans general credit fair value	(16,715)	1,541	5,546
Fair value adjustment assigned to Non-PCD loans	(64,374)	4,511	16,590

PCD Accruing loans fair value	(3,626)	92	327
PCD Non-accruing loans fair value	(2,712)	-	-
Fair value adjustment assigned to PCD loans	(6,338)	92	327
Total fair value adjustments for loans	(70,712)	4,603	16,917

PCD Accruing loan ACL	1,811	-	-
Fair value of PCD loans assigned to allowance for credit losses	1,811	-	-

Reversal of existing deferred fees and costs	(1,187)	-	-
Reversal of existing mortgage loan hedge fair value	52	-	-
Total loan adjustments	$(70,036)	$4,603	$16,917

(5)	Balance sheet adjustment for the reversal of FNCB’s existing allowance for credit losses of $12.5 million. Balance sheet adjustment of $1.8 million of PCD loan fair value assigned to the allowance for credit losses. Balance sheet and equity adjustment for the current expected credit loss allowance for credit losses of $14.0 million for acquired non-PCD loans. The pro forma statements of income does not include a one-time provision expense of $14.0 million related to allowance for credit losses for non-PCD loans as it is shown as a direct equity adjustment to retained earnings. It is noted that the one-time provision expense of $14.0 million to allowance for credit losses for non-PCD loans will be recorded as a provision expense in the income statement of the quarter ended September 30, 2024.

	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Allowance for credit losses
Reversal of existing allowance for credit losses	$12,455	$-	$-
ACL for PCD Accruing loans	(1,811)	-	-
Total adjustments to allowance for credit losses excluding ACL for Non-PCD Loans	10,644	-	-
ACL for Non-PCD loans	(13,956)	-	-
Total adjustments to allowance for credit losses including ACL for Non-PCD Loans	$(3,312)	$-	$-

(6)	Balance sheet and statements of income adjustment to reflect the fair value of buildings and land for $893 thousand and the related amortization adjustment based on an expected life of 40 years. Balance sheet adjustment to reflect the write off of obsolete fixed assets of $300 thousand.

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	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Premises and equipment
Owned premised fair value	$893	$6	$23
Write off of obsolete fixed assets	(300)
Total adjustments to premises	$593	$6	$23

(7)	Balance sheet adjustment to reflect the net deferred tax asset, at a rate of 21.0%, related to fair value adjustments and tax benefits related to one-time merger charges and related statements of income adjustments to pro forma adjustments using an effective tax rate of 21.0% for book income tax expense.

	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Tax impact
Fair value adjustments	$4,927	$1,723	$4,010
Peoples Financial Services, Inc. merger costs	2,607	-	-
ACL for Non-PCD loans	2,931	-	-
Reversal of merger related expenses	-	119	589
Total tax impact	$10,465	$1,842	$4,599

(8)	Balance sheet adjustment to intangible assets to reflect the fair value of $36.6 million for acquired core deposit intangible assets and the fair value of wealth management customer list intangible of $988 thousand and the related statements of income amortization adjustments based upon an expected life of 10 years using sum of the years digits method.

	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Intangible assets
Core deposit intangible asset	$36,629	$1,665	$6,660
Wealth Management customer list intangible	988	45	179
Total core deposit intangible asset	$37,617	$1,710	$6,839

(9)	Balance sheet and income statement adjustment to reflect the write off of prepaid expenses.

	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Other assets
Write off of miscellaneous assets (primarily prepaid expenses and fair value adjustments for other miscellaneous assets)	$(1,599)	$-	$-
Total adjustments to other assets	$(1,599)	$-	$-

(10)	Balance sheet and statements of income adjustment related to the fair value of interest-bearing time deposits and corresponding statements of income adjustments related to the amortization of discount on interest-bearing time deposits based on the maturities of the interest-bearing time deposits.

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	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Certificates of deposit
Certificates of deposit	$(2,405)	$834	$1,856
Total certificates of deposits	$(2,405)	$834	$1,856

(11)	Balance sheet and statements of income adjustment related to the fair value of borrowings and corresponding statements of income adjustments related to the amortization of discount on borrowings based on the maturities of the borrowings.

	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Borrowings
Borrowings fair value	$(851)	$109	$409
Total borrowings	$(851)	$109	$409

(12)	Balance sheet and statements of income adjustment related to the fair value of trust preferred debt and corresponding statements of income adjustments related to the amortization of discount on trust preferred debt based on the maturities of the subordinated debt.

	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Trust preferred
Trust preferred fair value	$(2,318)	$23	$96
Total trust preferred	$(2,318)	$23	$96

(13)	Balance sheet adjustment to reflect the accrual of one-time merger-related charges for Peoples and FNCB: (a) FNCB pre-tax charges are estimated at $2.2 million ($1.9 million after-tax) and are included as a pro forma fair value liability accrual, and (b) Peoples pre-tax charges are estimated at $13.3 million ($10.7 million after-tax) and are included as a pro forma liability accrual with the after-tax cost as reduction to retained earnings. It is noted that a tax benefit was not taken for certain merger obligations and costs that were not considered to be tax deductible. The pro forma statements of income do not include merger-related expenses related to this transaction which will be expensed against income when incurred. It is noted that the Peoples one-time merger expense will be recorded as a provision expense in the income statement of the quarter ended September 30, 2024. Additionally note that an adjustment to the statements of income was made to exclude a one-time merger and system related expenses that were incurred in March 31, 2024, and December 31, 2023 for both Peoples and FNCB. For the three months ended March 31, 2024, Peoples expenses were $486 thousand pre-tax or $427 thousand after tax and FNCB were $284 thousand pre-tax and $224 thousand after tax. For the twelve months ended December 31, 2023, Peoples expenses were $1.8 million pre-tax or $1.5 million after tax and FNCB were $1.5 million pre-tax and $1.2 million after tax.

An additional fair value adjustment was made to increase the allowance for unfunded commitments.

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	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Other Liabilities
Peoples accrual for one-time merger related charges	$13,317	$-	$-
FNCB accrual for one-time merger related charges	2,184	-	-
Adjustment for reserve for unfunded commitments	301
Total other liabilities adjustments	$15,802	$-	$-

MANAGEMENT ADJUSTMENTS:

(14)	Balance sheet and income statement adjustment to reflect the post-closing balance sheet restructuring of selling $241.5 million of investment securities available for sale with a yield of 5.01% and pay down $106.8 million of FHLB short term borrowings with a cost of 5.67%, with the remaining cash balance being invested in federal funds sold with a yield of 5.40%. The adjustment also includes a book income tax expense assuming a 21% tax rate.

	Balance Sheet	Statements of Income
	3/31/2024	Three Months Ended 3/31/2024	Twelve Months Ended 12/31/2023
Management Adjustments
Federal funds sold	$134,688	$1,818	$7,273
Sale of investment securities	$(241,488)	$(3,027)	$(12,107)
Borrowings	$(106,800)	$(1,515)	$(6,060)
Income tax expense	$-	$64	$257

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